STOCK PLEDGE AGREEMENT


         AGREEMENT (the "Agreement") dated as of this ____ day of ________, 199__, by and between ______________ ("Pledgor"), and TRIMERIS, INC., a Delaware corporation (the "Lender").

         WHEREAS, Lender has extended a loan to Pledgor in the principal amount of up to ______________ Dollars ($_______________) (the "Loan"), which Loan is evidenced by a promissory note in favor of Lender (the "Note"); and

         WHEREAS, to secure the payment and performance of all obligations under the Note, Pledgor wishes to pledge to Lender all of his right, title and interest in the capital stock of Lender owned by Pledgor and listed on Exhibit A hereto (the "Stock").

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Warranty. Pledgor hereby represents and warrants to Lender that except for the security interest created hereby, Pledgor owns the stock free and clear of all liens, charges and encumbrances, that the Stock is duly issued, fully paid and nonassessable, and that Pledgor has the unencumbered right to pledge the stock.

         2. Security Interest. Pledgor hereby unconditionally grants and assigns to Lender, it successors and assigns, a continuing security interest in the security title to the Stock. Pledgor has delivered to and deposited with Lender herewith all of its right, title and interest in and to the Stock, together with certificates representing the Stock and stock powers endorsed in blank by Pledgor, as security for (i) all obligations of Pledgor to Lender hereunder; and
(ii) payment and performance of all obligations of Pledgor to Lender under the Note or any extension, renewal, amendment or modification of the Note, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. Beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in Pledgor until the occurrence of a Default under the terms hereof (as defined in Section 4 below).

         3. Additional Shares. In the event that, during the term of this
Agreement:

                  (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Lender, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor shall be entitled shall be immediately delivered to Lender, together with stock powers endorsed in blank by Pledgor, and shall thereupon constitute Stock to be held by Lender under the terms of this Agreement; and


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                  (b) subscriptions, warrants or any other rights or options are issued in connection with the Stock, all new stock or other securities acquires through such subscriptions, warrants, rights or options by Pledgor shall be immediately delivered to Lender and shall thereupon constitute Stock to be held by Lender under the terms of this Agreement.

         4. Default. Failure to Pledgor to pay any amount of principal or interest when due pursuant to the terms of the Note and after ten (10) business days after Lender's written request to cure such failure or a default by Pledgor under this Agreement shall constitute a default under the terms of this Agreement (any of such occurrences being hereinafter referred to as a "Default"). Upon the occurrence of a Default, Lender may sell or make other commercially reasonable disposition of the Stock or any portion thereof after ten (10) business days' written notice to Pledgor, and Lender may purchase the Stock of any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied (i) to the costs incurred in connection with the sale, (ii) to any unpaid interest which may have accrues on any obligations secured hereby; (iii) to any unpaid principal; and (iv) to damages incurred by Lender by reason of any breach secured against hereby, in such order as Lender may determine, and any remaining proceeds shall be paid over to Pledgor or others as law provided. Pledgor shall be liable to Lender for any deficiency in the event the proceeds of the sale or other disposition of the Stock are insufficient to pay such expenses, interest, principal, obligations and damages.

         5. Additional Rights of Secured Parties. In addition to other rights and privileges under this Agreement, Lender shall have the rights, powers and privileges of secured parties under the Uniform Commercial Code.

         6. Return of Stock to Pledgor. Upon payment in full of all principal and interest on the Note Lender shall return to Pledgor all of the then remaining Stock and all rights received by Lender as agent for Pledgor as a result of its possessory interest in the Stock.

         7. Voting Rights. Pledgor shall retain all rights to vote the Stock until such time as Lender either cancels or sells the Stock after a Default under the Note.

         8. Notices. All notices and other communications required or permitted hereunder shall be in writing and, if mailed by prepaid certified mail, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices hereunder may be delivered by hand in which event such notice shall be deemed effective when delivered. Notice of change of address for notice shall also be governed by this Section. Notices shall be address as follows:


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If to Pledgor:                      _______________________
                                    _______________________
                                    _______________________

If to Lender:                       Trimeris, Inc.
                                    4727 University Drive
                                    Suite 100
                                    Durham, North Carolina 27707

          9. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of North Carolina. This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Lender with respect to the matters addressed herein and may not be modified except by a writing executed by Lender and Pledgor. This Agreement may be executed in multiple counterparts, each of which shall be deemed an originally but all of which, taken together, shall constitute one and the same instrument.

         10. Severablility. If any paragraph of part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         11. Assignability. This Agreement, and the rights and obligations of the Lender hereunder, may be assigned by the Lender to any person or entity to which the Note is transferred by the Lender, and such transferee shall be deemed the "Lender" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Borrower and agrees to be bound by the terms of this Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals, by and through their duly authorized officers, as of the day and year first above written.


                  Pledgor:            _____________________________(SEAL)
                                      Name:

                  Lender:             TRIMERIS, INC.

                                      By: ________________________________
[CORPORATE SEAL]                      Its: ________________________________


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                                    EXHIBIT A


                            STOCK CERTIFICATE NUMBERS


Number            Owner                             Number of Shares Represented


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